Exhibit 10.21

COOPERATION AGREEMENT

This Cooperation Agreement (“Agreement”) is entered into on September 16, 2022 by and between:

Jilin University, hereinafter referred to as “Party A”, and

Jilin Zhengye Biological Products Co., Ltd, hereinafter referred to as “Party B”,

Collectively referred to as the “Parties”.

WHEREAS, the Parties wish to collaborate on the research project named [The Study of Rapid Visual Nucleic Acid Test of Various SARS-CoV-2 Mutants].

NOW, THEREFORE, in consideration of the mutual covenants contained herein, t the Parties shall jointly apply for the 2023 Annual Funding for Key Research and Development Projects in the field of social development sponsored by Jilin Province Science and Technology Initiative with the project named [The Study of Rapid Visual Nucleic Acid Test of Various SARS-CoV-2 Mutants] with Party A as the project leader and Party B as the project member. The Parties guarantee to participate in the project according to the research tasks stated in the project application form, organize project implementation, use the funding reasonably according to regulations, and ensure the completion on schedule.

Party A shall design the project; prepare organic luminescent material labeled probes; optimize isothermal amplification conditions; and evaluate the sensitivity and the clinical sample of SARS-CoV-2 rapid nucleic acid visualization detection method.

Party B shall compare and analyze the complete gene sequences of multiple variants of SARS-CoV-2; design the primers and probes; and evaluate the specificity of SARS-CoV-2 rapid nucleic acid visualization detection method.

IN WITNESS WHEREOF, the Parties agree with the above plan of the project description and hereto have signed this Agreement.

Party A: Jilin University (seal)

By
Research Project Leader of Party A

Date

Party B: Jilin Zhengye Biological Products Co., Ltd (seal)

By
Research Project Member of Party B

Date

Exhibit: Proof of the Self-raised Funding

Proof of the Self-raised Funding for Research Project for the Provincial Department of Science and Technology

It is to certify that Jilin Zhengye Biological Products Co., Ltd (“Company”) and Ci Xinxin from Jilin Agricultural University jointly apply for the 2023 Annual Project sponsored by Jilin Provincial Department of Science and Technology with the project [The Study of Rapid Visual Nucleic Acid Test of Various SARS-CoV-2 Mutants] with a self-raised funding of 260,000 RMB fully provided by the Company as R&D investment fund. The Company agrees to set up a separate account for the self-raised funding and use the fund exclusively for the project.

The Self-raised funding is used mainly for material expenses and labor cost.

By
Project Leader

Jilin Zhengye Biological Products Co., Ltd (seal)

By
Legal Person/Manager

Date

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